Putnam
American Government
Income Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

Kevin M. Cronin
and the Mortgage Team

The bond market witnessed some dramatic shifts during Putnam American Government Income Fund's fiscal year, the 12 months ended September 30, 2000. Accordingly, your fund's management team altered sector allocations as we sought to take advantage of the relative value offered by Treasuries and mortgage-backed securities (MBSs). Ultimately your fund was able to post a performance that was generally in line with the market and its peers.

Total return for 12 months ended 9/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   6.32%   1.27%    5.52%   0.52%    5.50%   4.50%    6.00%   2.59%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* YIELD CURVE INVERTS, THEN RESUMES MORE NORMAL SHAPE

During the first half of your fund's fiscal year, interest rates rose for three months and then fell sharply over the following quarter. The initial rise, which took place during the fourth quarter of 1999, resulted from concerns that the U.S. economy was growing too fast and that inflation was imminent. The Federal Reserve Board continued to implement a program of short-term rate increases in an effort to slow growth and head off inflation.

In the first quarter of 2000, the yield curve inverted as a result of rising short-term interest rates that coincided with a sharp decline in the yield on the 30-year Treasury bond. The Fed continued to raise rates, bringing the federal funds rate to 6.00% by the end of March. At the same time, interest rates declined on the long end primarily because of the federal government's decision to use the budget surplus to pay down federal debt by buying back 30-year Treasury bonds. The increase in demand caused by these purchases pushed long-term bond prices up, bringing yields down.


[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND DURATION]

AVERAGE EFFECTIVE MATURITY AND DURATION

                                9/30/99        3/31/00       9/30/00

Average effective maturity        9.1            9.1          10.5
Duration                          5.2            5.7           5.5

Footnote reads:
This chart depicts the fund's average effective maturity and duration at 6-month intervals over the 12 months ended 9/30/00. Average effective maturity and duration stated in years are derived from calculations that incorporate assumptions about prepayment rates and cash flow of mortgage-backed securities. Measures of effective maturity duration and the assumptions on which they are based will vary over time.


The inverted yield curve was sustained through much of the second quarter as well, as the Fed added another, more substantial rate increase in May. However, this trend started to reverse in June. An unexpected increase in unemployment caused the market to breathe a sigh of relief; many market observers believed that the Fed's rate policy was starting to have the desired effect. As we progressed from July through the end of the fiscal year, it became even clearer that the Fed would hold off implementing further rate increases. In response, interest rates declined in the third quarter of 2000. While daily activity appeared volatile as the quarter passed, in retrospect the market remained relatively stable.

* BACKDROP CALLS FOR MOVEMENTS INTO AND OUT OF SECTORS

During the course of your fund's fiscal year, relative value and performance potential shifted back and forth between Treasuries and MBSs. As long-term rates declined during the beginning of 2000, Treasuries were the place to be, and your fund was positioned to benefit. Meanwhile, the difference, or spread, between Treasury and MBS yields increased, hurting the latter's performance. As relative prices of MBSs became more attractive, we began to bulk up on them toward the end of the first quarter, while selling off Treasuries that had performed well. As the spread decreased and the yield curve reverted to a steep shape, we sold off some MBS holdings. More recently we have been adding back to the MBS stake.


[GRAPHIC OMITTED: pie chart PORTFOLIO ALLOCATION (9/30/00)]

PORTFOLIO ALLOCATION (9/30/00)*

Short-term
investments -- 5.3%

U.S. Treasury
securities -- 33.6%


Mortgage-backed
securities -- 61.1%

Footnote reads:
*Based on total market value of investments. The allocation to mortgage-backed securities is primarily concentrated in bonds issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Government National Mortgage Association (Ginnie Mae). Allocations will vary over time.


"[T]his year bond funds are actually beating many stock funds, while also offering a much smoother ride. . . . Bond funds have bounced on the perception that the U.S. economy has slowed and that the Federal Reserve is done raising interest rates for the rest of the year."

 -- The Wall Street Journal, 10/9/00


During the past six months, we have altered the content of your fund's MBS holdings. These securities are backed by pools of home mortgages all having the same interest rate and maturity. Interest and principal payments received each month from homeowners' mortgage payments are passed through to owners of the mortgage-backed security.


[GRAPHIC OMITTED: worm chart U.S. TREASURY YIELD CURVE AT 9/30/99 AND 9/30/00]

U.S. TREASURY YIELD CURVE AT 9/30/99 AND 9/30/00

                                 9/30/99              9/30/00

3 mo.                             4.85%                6.20%

6 mo.                             4.96%                6.28%

1 yr.                             5.18%                6.08%

2 yr.                             5.60%                5.96%

5 yr.                             5.76%                5.84%

10 yr.                            5.88%                5.79%

30 yr.                            6.05%                5.88%

Footnote reads:
Source: Bloomberg, Inc.


Earlier on, we favored discount mortgages offering a 6% coupon because they were an especially safe investment during a more uncertain time. More recently we have invested to a large degree in higher-coupon (7.5%) securities made up of 15-year mortgages that had underperformed earlier in the year and were selling at attractive levels. These MBSs may initially appear more susceptible to prepayment risk -- the risk that the mortgage holders might pay off the mortgage early to take advantage of lower rates, leaving the fund with assets to reinvest in lower-yielding securities. On the other hand, they are in fact seasoned mortgages, meaning that their owners have not taken advantage of prior opportunities over the first 15 years that they have had their mortgages to refinance at lower levels.

We have also gradually increased your fund's duration during its fiscal year. Duration is a measure of the fund's sensitivity to changes in interest rates; a longer duration means the fund will benefit more if interest rates continue to go down. A shorter duration is more likely to protect the portfolio's value in periods of rising rates but can limit its appreciation potential when rates decline. It should be noted, though, that our current stance is a neutral one. Earlier in the year, we maintained a defensive, lower-duration posture.

* OUTLOOK FOR GOVERNMENT SECURITIES GENERALLY POSITIVE

Looking ahead, we have a generally positive outlook. We believe the Fed is on hold and do not expect it will make any moves with the federal funds rate or the discount rate until next year at the earliest. The Fed maintains a bias toward raising rates to head off inflation, but we would not be surprised if that outlook changes after the Fed's November meeting.

Overall, the environment should be positive for both Treasuries and MBSs. We anticipate a period of relative stability. Under such conditions, the incremental yield the fund earns from MBSs and agency securities should help performance. We will continue our efforts to unearth value opportunities in the mortgage market as the turmoil from the first quarter gradually recedes. If we achieve a sustained period of calm, we expect MBSs and other non-Treasury sectors to perform relatively well.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. The fund may invest in securities other than those issued or backed by the full faith and credit of the U.S. government. Mortgage-backed securities may be subject to prepayment risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam American Government Income Fund is designed for investors seeking high current income primarily through U.S. government securities with preservation of capital as its secondary objective.


TOTAL RETURN FOR PERIODS ENDED 9/30/0

                     Class A         Class B         Class C         Class M
(inception dates)   (3/1/85)        (5/20/94)       (7/26/99)       (2/14/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.32%   1.27%   5.52%   0.52%   5.50%   4.50%   6.00%   2.59%
------------------------------------------------------------------------------
5 years          32.05   25.80   27.40   25.45   27.06   27.06   30.68   26.45
Annual average    5.72    4.70    4.96    4.64    4.91    4.91    5.50    4.81
------------------------------------------------------------------------------
10 years         89.72   80.79   75.68   75.68   75.82   75.82   85.31   79.23
Annual average    6.61    6.10    5.80    5.80    5.81    5.81    6.36    6.01
------------------------------------------------------------------------------
Life of fund    202.99  188.53  165.96  165.96  169.24  169.24  188.64  179.30
Annual average    7.37    7.04    6.48    6.48    6.56    6.56    7.04    6.81
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                         Lehman Brothers Intermediate    Consumer
                              Treasury Bond Index      price index
-----------------------------------------------------------------------
1 year                              6.08%                 3.46%
-----------------------------------------------------------------------
5 years                            34.07                 13.32
Annual average                      6.04                  2.53
-----------------------------------------------------------------------
10 years                          100.91                 30.82
Annual average                      7.22                  2.72
-----------------------------------------------------------------------
Life of fund                      247.11                 63.77
Annual average                      8.31                  3.22
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/90

                                     Lehman Bros.
               Fund's class A   Intermediate Treasury   Consumer price
Date            shares at POP        Bond Index             index

9/30/90             9,425              10,000              10,000
9/30/91            10,911              11,354              10,339
9/30/92            11,736              12,781              10,648
9/30/93            12,851              13,762              10,934
9/30/94            12,071              13,554              11,258
9/30/95            13,691              14,986              11,545
9/30/96            14,189              15,747              11,891
9/30/97            15,535              16,968              12,155
9/30/98            17,372              18,802              12,329
9/30/99            17,005              18,939              12,645
9/30/00           $18,079             $20,091             $13,082

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,568 and $17,582, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,531 ($17,923 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

                       Class A         Class B         Class C      Class M
------------------------------------------------------------------------------
Distributions
(number)                 12              12              12           12
------------------------------------------------------------------------------
Income                $0.4800         $0.4160         $0.4250      $0.4560
------------------------------------------------------------------------------
Capital gains              --              --              --           --
------------------------------------------------------------------------------
  Total               $0.4800         $0.4160         $0.4250      $0.4560
------------------------------------------------------------------------------
Share value:        NAV     POP          NAV             NAV      NAV     POP
------------------------------------------------------------------------------
9/30/99            $8.42   $8.84        $8.39           $8.41    $8.45   $8.73
------------------------------------------------------------------------------
9/30/00             8.45    8.87         8.42            8.43     8.48    8.76
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current dividend
rate1               5.68%   5.41%        4.99%           4.98%    5.38%   5.21%
------------------------------------------------------------------------------
Current 30-day
SEC
yield2              5.90    5.71         5.15            5.15     5.64    5.53
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Intermediate Treasury Bond Index is an unmanaged list of Treasury bonds; it is used as a general gauge of the market for intermediate-term fixed-income securities. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, may pose different risks than the fund, and the performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended September 30, 2000

To the Trustees and Shareholders of
Putnam American Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the "fund") at
September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2000




THE FUND'S PORTFOLIO
September 30, 2000

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (62.7%) (a)
-------------------------------------------------------------------------------------------------------------------
     $  151,500,000 Federal National Mortgage Association
                    7 1/2s, TBA, October 1, 2015                                                     $  152,589,285
                    Federal National Mortgage Association
                    Pass-Through Certificates
          9,067,736 8s, with due dates from September 1, 2029
                    to August 1, 2030                                                                     9,189,515
          4,936,884 7 1/2s, with due dates from March 1, 2030
                    to April 1, 2030                                                                      4,925,529
        449,367,269 7 1/2s, with due dates from August 1, 2014
                    to September 1, 2015                                                                452,733,024
          4,104,898 6s, September 1, 2029                                                                 3,832,949
                    Financing Corp. Strip
         16,335,000 zero %, with due dates from October 6, 2011
                    to April 6, 2014                                                                      6,987,310
          5,234,000 Ser. A, zero %, August 8, 2013                                                        2,478,404
          1,062,000 Ser. C, zero %, May 30, 2014                                                            411,610
          8,622,000 Ser. 1, zero %, with due dates from May 11, 2011
                    to May 11, 2013                                                                       3,848,567
          1,000,000 Ser. 2, zero %, May 30, 2012                                                            447,450
            183,000 Ser. 3, zero %, November 30, 2013                                                        73,431
          1,250,000 Ser. 4, zero %, October 6, 2012                                                         545,025
            709,000 Ser. 5, zero %, with due dates from August 8, 2011
                    to August 8, 2013                                                                       306,433
          2,374,000 Ser. 6, zero %, with due dates from August 3, 2011
                    to February 3, 2014                                                                   1,071,371
          3,461,000 Ser. 11, zero %, with due dates from February 8, 2012
                    to February 8, 2014                                                                   1,433,780
         31,071,000 Ser. 13, zero %, with due dates from June 27, 2012
                    to December 27, 2015                                                                 11,287,364
          2,000,000 Ser. 16, zero %, April 5, 2013                                                          840,520
          1,654,000 Ser. 17, zero %, October 5, 2011                                                        776,652
         13,820,000 Ser. 19, zero %, June 6, 2012                                                         6,173,256
          3,130,000 Financing Corp. Tiger Strip,Ser. FO, zero %, August 8, 2013                           1,284,145
                    Government National Mortgage Association
                    Pass-Through Certificates
          4,321,764 9 1/2s, with due dates from November 15, 2028
                    to March 15, 2029                                                                     4,529,848
         21,665,418 9s, with due dates from April 15, 2016
                    to July 15, 2024                                                                     22,715,902
            186,553 9s, with due dates from November 15, 2008
                    to May 15, 2009                                                                         195,763
          4,928,990 8 1/2s, with due dates from August 15, 2016
                    to December 15, 2024                                                                  5,083,195
             57,451 8 1/2s, with due dates from February 15, 2005
                    to April 15, 2006                                                                        59,474
        132,352,973 8s, with due dates from July 15, 2016 to June 15, 2030                              134,835,960
                    Government National Mortgage Association
                    Pass-Through Certificates
          6,576,599 8s, with due dates from January 15, 2001 to April 15, 2008                            6,746,469
         66,549,175 7 1/2s, with due dates from February 15, 2022
                    to January 15, 2028                                                                  66,920,384
         37,367,121 7s, with due dates from November 15, 2022
                    to April 15, 2028                                                                    36,852,916
         14,077,575 6 1/2s, with due dates from October 15, 2025
                    to January 15, 2029                                                                  13,559,811
          9,166,450 6s, with due dates from October 15, 2023
                    to June 15, 2029                                                                      8,599,231
                                                                                                     --------------
                                                                                                        961,334,573

U.S. Treasury Obligations (34.6%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
        122,400,000 10 5/8s, August 15, 2015                                                            175,777,416
        108,000,000 6 1/4s, May 15, 2030                                                                113,501,520
         55,000,000 6 1/8s, August 15, 2029                                                              56,177,550
         14,000,000 6 1/8s, November 15, 2027                                                            14,129,080
         31,831,000 5 1/2s, August 15, 2028                                                              29,533,120
        139,085,000 U.S. Treasury Note, 6 1/8s, August 15, 2007                                         140,453,596
                                                                                                     --------------
                                                                                                        529,572,282
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $1,487,922,131)                                                            $1,490,906,855


SHORT-TERM INVESTMENTS (5.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   41,500,000 Interest in $843,280,000 joint repurchase agreement dated
                    September 29, 2000 with Morgan Stanley Dean Witter due
                    October 2, 2000 with respect to various U.S. Government
                    Agency obligations -- maturity value of $41,522,929 for an
                    effective yield of 6.63%                                                         $   41,500,000
         42,482,000 Interest in $800,000,000 joint repurchase agreement dated
                    September 29, 2000 with S.B.C. Warburg, Inc. due
                    October 2, 2000 with respect to various U.S. Government
                    Agency obligations -- maturity value of $42,505,542 for an
                    effective yield of 6.65%                                                             42,482,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $83,982,000)                                  $   83,982,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,571,904,131) (b)                                      $1,574,888,855
-------------------------------------------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $1,531,810,410.

(b) The aggregate identified cost on a tax basis is $1,572,144,384, resulting in gross unrealized appreciation and depreciation of $11,041,894 and $8,297,423, respectively, or net unrealized appreciation of $2,744,471.

    TBA after the name of a security represents to be announced securities (Note 1).

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,571,904,131) (Note 1)                                    $1,574,888,855
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   11,743,541
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            5,580,438
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  109,681,662
-------------------------------------------------------------------------------------------
Total assets                                                                  1,701,894,496

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                 10,125,742
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                153,275,391
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,043,412
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,173,067
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          282,185
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        97,899
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,243
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              986,110
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               96,037
-------------------------------------------------------------------------------------------
Total liabilities                                                               170,084,086
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,531,810,410

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                           $1,965,514,649
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,135,032
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (438,823,995)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        2,984,724
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,531,810,410

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,401,125,576 divided by 165,803,301 shares)                                        $8.45
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.45)*                                $8.87
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($120,615,600 divided by 14,330,952 shares)**                                         $8.42
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,011,896 divided by 357,100 shares)**                                              $8.43
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,057,338 divided by 832,582 shares)                                                $8.48
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.48)*                                $8.76
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended September 30, 2000
Interest income:                                                               $108,292,122
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,938,793
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,012,195
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    39,314
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     15,872
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,647,802
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,313,531
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                13,104
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                35,301
-------------------------------------------------------------------------------------------
Other                                                                               490,626
-------------------------------------------------------------------------------------------
Total expenses                                                                   16,506,538
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (474,790)
-------------------------------------------------------------------------------------------
Net expenses                                                                     16,031,748
-------------------------------------------------------------------------------------------
Net investment income                                                            92,260,374
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (45,335,128)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       44,794,949
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (540,179)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 91,720,195
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   92,260,374   $   83,035,546
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                      (45,335,128)     (26,790,166)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              44,794,949      (89,045,787)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                              91,720,195      (32,800,407)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (84,358,852)     (76,799,616)
--------------------------------------------------------------------------------------------------
   Class B                                                             (6,617,503)      (5,462,673)
--------------------------------------------------------------------------------------------------
   Class C                                                                (64,013)          (6,381)
--------------------------------------------------------------------------------------------------
   Class M                                                               (385,247)        (239,117)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (7,299,290)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (519,191)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (607)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (22,726)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 5)                                         (198,906,951)     263,242,606
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (198,612,371)     140,092,598

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,730,422,781    1,590,330,183
--------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of
$2,135,032 and $--, respectively)                                  $1,531,810,410   $1,730,422,781
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.42        $9.11        $8.65        $8.39        $8.65
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .49(c)       .46(c)       .50(c)       .54          .52
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .02(d)      (.65)         .49          .23         (.21)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .51         (.19)         .99          .77          .31
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.48)        (.46)        (.53)        (.51)        (.53)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)          --           --         (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.48)        (.50)        (.53)        (.51)        (.57)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.45        $8.42        $9.11        $8.65        $8.39
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.32        (2.12)       11.83         9.49         3.64
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,401,126   $1,557,539   $1,500,157   $1,553,706   $1,800,683
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .97          .98         1.01          .97          .95
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.84         5.30         5.72         6.34         6.14
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                447.42       240.06(f)    316.47       253.26       245.46
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) The amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.39        $9.08        $8.61        $8.35        $8.62
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .42(c)       .39(c)       .41(c)       .48          .49
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .03(d)      (.64)         .53          .23         (.26)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .45         (.25)         .94          .71          .23
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.40)        (.47)        (.45)        (.46)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)          --           --         (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.44)        (.47)        (.45)        (.50)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.42        $8.39        $9.08        $8.61        $8.35
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.52        (2.83)       11.20         8.72         2.77
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $120,616     $165,020      $86,302      $30,935      $23,067
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.72         1.73         1.76         1.72         1.70
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.09         4.56         4.87         5.59         5.46
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                447.42       240.06(f)    316.47       253.26       245.46
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) The amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                 Sept. 30    to Sept. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.41        $8.42
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .42          .07
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .03(d)        --(e)
--------------------------------------------------------------
Total from
investment operations                    .45          .07
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.43)        (.07)
--------------------------------------------------------------
In excess of net
investment income                         --         (.01)
--------------------------------------------------------------
Total distributions                     (.43)        (.08)
--------------------------------------------------------------
Net asset value,
end of period                          $8.43        $8.41
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.50         0.80*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,012         $240
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.72          .32*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.09          .87*
--------------------------------------------------------------
Portfolio turnover (%)                447.42       240.06(f)
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) The amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.45        $9.14        $8.66        $8.38        $8.65
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .46(c)       .44(c)       .46(c)       .53          .53
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .03(d)      (.65)         .53          .24         (.26)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .49         (.21)         .99          .77          .27
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.44)        (.51)        (.49)        (.50)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)          --           --         (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.48)        (.51)        (.49)        (.54)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.48        $8.45        $9.14        $8.66        $8.38
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.00        (2.36)       11.76         9.45         3.24
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,057       $7,624       $3,871       $1,170       $1,108
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.22         1.23         1.26         1.22         1.20
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.59         5.06         5.34         6.10         5.94
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                447.42       240.06(f)    316.47       253.26       245.46
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) The amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Discounts on zero coupon bonds are accreted according to the yield-to-maturity basis.

E) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

F) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2000, the fund had a capital loss carryover of approximately $401,793,000 available to offset future capital gains, if any. This amount includes approximately $55,759,000 of capital loss carryovers acquired in connection with the fund's acquisition of the net assets of Putnam High Quality Bond Fund in 1999. The amount of the capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be distributed to shareholders since any such distribution might be taxable as ordinary income.

Loss Carryover    Expiration
--------------    ------------------
  $ 91,615,000    September 30, 2001
     7,767,000    September 30, 2002
   255,990,000    September 30, 2003
     1,667,000    September 30, 2006
    44,754,000    September 30, 2008

H) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. Capital gains distributions, if any, are recorded on the ex-dividend date and paid at least annually.
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, book accretion/amortization adjustments and paydown gains and losses on mortgage-backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $1,300,273 to increase undistributed net investment income and $55,635,828 to increase paid-in-capital, with an increase to accumulated net realized losses of $56,936,101. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended September 30, 2000, fund expenses were reduced by $474,790 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,591 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $106,856 and $360 from the sale of class A and class M shares, respectively, and received $507,300 and $2,473 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $29,916 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales of U.S. government and agency obligations other than short-term investments aggregated $6,464,297,421 and $6,495,185,106, respectively.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,014,986       $ 291,569,399
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,103,837          50,668,803
---------------------------------------------------------------------------
                                            41,118,823         342,238,202

Shares
repurchased                                (60,207,320)       (499,715,069)
---------------------------------------------------------------------------
Net decrease                               (19,088,497)      $(157,476,867)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 68,464,446        $600,200,128
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High
Quality Bond
Fund                                        36,135,089         306,786,904
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,397,009          46,830,368
---------------------------------------------------------------------------
                                           109,996,544         953,817,400

Shares
repurchased                                (89,695,209)       (782,899,168)
---------------------------------------------------------------------------
Net increase                                20,301,335        $170,918,232
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,271,124        $ 60,313,944
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  604,793           5,002,163
---------------------------------------------------------------------------
                                             7,875,917          65,316,107

Shares
repurchased                                (13,212,367)       (108,904,337)
---------------------------------------------------------------------------
Net decrease                                (5,336,450)       $(43,588,230)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,474,709        $178,407,530
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High
Quality Bond
Fund                                         4,188,773          35,437,018
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  520,684           4,483,875
---------------------------------------------------------------------------
                                            25,184,166         218,328,423

Shares
repurchased                                (15,018,282)       (130,345,803)
---------------------------------------------------------------------------
Net increase                                10,165,884        $ 87,982,620
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    466,582          $3,874,149
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,614              71,549
---------------------------------------------------------------------------
                                               475,196           3,945,698

Shares
repurchased                                   (146,644)         (1,216,807)
---------------------------------------------------------------------------
Net increase                                   328,552          $2,728,891
---------------------------------------------------------------------------

                                               For the period July 26, 1999
                                               (commencement of operations)
                                                      to September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    133,079          $1,114,472
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      768               6,385
---------------------------------------------------------------------------
                                               133,847           1,120,857

Shares
repurchased                                   (105,299)           (882,713)
---------------------------------------------------------------------------
Net increase                                    28,548          $  238,144
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    341,947          $2,849,404
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   36,564             304,404
---------------------------------------------------------------------------
                                               378,511           3,153,808

Shares
repurchased                                   (448,646)         (3,724,553)
---------------------------------------------------------------------------
Net decrease                                   (70,135)         $ (570,745)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    563,063          $4,932,289
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High
Quality Bond
Fund                                           323,217           2,750,574
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   23,681             204,944
---------------------------------------------------------------------------
                                               909,961           7,887,807

Shares
repurchased                                   (430,898)         (3,784,197)
---------------------------------------------------------------------------
Net increase                                   479,063          $4,103,610
---------------------------------------------------------------------------

Note 5
Acquisition of Putnam High Quality
Bond Fund

On July 12, 1999, the fund issued 36,135,089, 4,188,773, and 323,217 of class A, class B and class M shares respectively, in exchange for 31,929,070, 3,705,276 and 286,163 of class A, class B and class M shares of Putnam High Quality Bond Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam High Quality Bond Fund on July 9, 1999, were $1,452,560,868 and $344,974,496, respectively. On July 9, 1999, Putnam
High Quality Bond Fund had unrealized depreciation of $12,281,956.

The aggregate net assets of the fund immediately following the acquisition were $1,797,535,364.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.


** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Kevin M. Cronin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN027 65470  033/292/895  11/00